UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

Lyell Immunopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40502	83-1300510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650-695-0677

(Former Name or Former Address, if Changed Since Last Report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LYEL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sale of Equity Securities.

As previously reported, Lyell Immunopharma, Inc., a Delaware corporation (“Lyell” or the “Company”), completed its acquisition (the “Merger”) of ImmPACT Bio USA Inc., a Delaware corporation (“ImmPACT”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 24, 2024, by and among the Company, ImmPACT, Inspire Merger Sub Inc., a Delaware corporation, and WT Representative LLC, a Delaware limited liability company, as representative of the ImmPACT securityholders (the “Representative”). Pursuant to the Merger Agreement, ImmPACT securityholders were entitled to receive an aggregate of 625,000 shares (“Equity Milestone Shares”) of Company common stock (which gives effect to the Company’s 1-for-20 reverse stock split effected on May 30, 2025) (the “Company Common Stock”) upon the achievement of certain clinical milestones for ImmPACT’s next generation CAR T-cell product candidate (the “Milestone”).

On June 20, 2025, the Company delivered a notice to the Representative that the Milestone has been achieved and that the ImmPACT securityholders are entitled to receive the Equity Milestone Shares. In accordance with the Merger Agreement, the Company will issue 625,000 shares of the Company Common Stock in a private placement to the ImmPACT securityholders, subject to any adjustments accounting for the cash payments made to certain ImmPACT securityholders in lieu of fractional shares.

The offer and sale of the Equity Milestone Shares are being made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The Equity Milestone Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The issuance and sale of the Equity Milestone Shares will not involve a public offering and will be made without general solicitation or general advertising.

This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy shares of Company Common Stock or other securities of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lyell Immunopharma, Inc.

Date: June 26, 2025	By:	/s/ Mark Meltz
Mark Meltz
General Counsel and Corporate Secretary